POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, Andrew S. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place, and stead, in all of her capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Weitz Hickory Fund, a separate investment series of Trust, with and into the Weitz Partners Value Fund, another separate investment series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name as of this 11th day of January 2023.

/s/ Lorraine Chang

Lorraine Chang

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, Andrew S. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Weitz Hickory Fund, a separate investment series of Trust, with and into the Weitz Partners Value Fund, another separate investment series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 11th day of January 2023.

/s/ Steven M. Hill

Steven M. Hill

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, Andrew S. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place, and stead, in all of her capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Weitz Hickory Fund, a separate investment series of Trust, with and into the Weitz Partners Value Fund, another separate investment series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name as of this 11th day of January 2023.

/s/ Alison L. Maloy

Alison L. Maloy

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, Andrew S. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place, and stead, in all of her capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Weitz Hickory Fund, a separate investment series of Trust, with and into the Weitz Partners Value Fund, another separate investment series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name as of this 11th day of January 2023.

/s/ Elizabeth L. Sylvester

Elizabeth L. Sylvester

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, Andrew S. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place, and stead, in all of her capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Weitz Hickory Fund, a separate investment series of Trust, with and into the Weitz Partners Value Fund, another separate investment series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name as of this 11th day of January 2023.

/s/ Dana E. Washington

Dana E. Washington

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, Andrew S. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Weitz Hickory Fund, a separate investment series of Trust, with and into the Weitz Partners Value Fund, another separate investment series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 11th day of January 2023.

/s/ Justin B. Wender

Justin B. Wender

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Weitz Hickory Fund, a separate investment series of Trust, with and into the Weitz Partners Value Fund, another separate investment series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 11th day of January 2023.

/s/ Andrew S. Weitz

Andrew S. Weitz

BUSINESS.29793326.2